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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (date of earliest event reported):
                      November 14, 2002 (November 12, 2002)



                          FOX ENTERTAINMENT GROUP, INC.
             (Exact name of registrant as specified in its charter)


           Delaware                           1-14595                          95-4066193
(State or Other Jurisdiction of      (Commission File Number)     (IRS Employer Identification Number)
        Incorporation)


                           1211 Avenue of the Americas
                            New York, New York 10036
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 852-7111

          (Former name or former address, if changed since last report)

                                 Not applicable

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                          FOX ENTERTAINMENT GROUP, INC.

Item 5 - Other Events

Attached as Exhibit 1.1 hereto and incorporated by reference herein is the Underwriting Agreement dated November 12, 2002, by and among Fox Entertainment Group, Inc. (the "Company") and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters, to be used in connection with the proposed public offering of 50,000,000 shares (the "Shares") of the Company's Class A Common Stock, par value $0.01 per share, to the underwriters pursuant to the Company's Registration Statement on Form S-3 (File No. 333-85978). The Company filed with the Securities and Exchange Commission on November 14, 2002, a prospectus supplement dated November 12, 2002, relating to the issuance and sale of the Shares. Attached as Exhibit 5.1 is the opinion of Hogan & Hartson L.L.P. relating to the legality of the Shares.

Item 7 - Financial Statements and Exhibits

(c)   Exhibits

      Exhibit       Document
      -------       --------
        1.1         Underwriting Agreement, dated November 12, 2002, by and
                    among Fox Entertainment Group, Inc., and Goldman, Sachs &
                    Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

        5.1         Opinion of Hogan & Hartson L.L.P.

       23.1         Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).




                                     - 2 -

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FOX ENTERTAINMENT GROUP, INC.



                                      By: /s/ Lawrence A. Jacobs
                                         --------------------------------------
                                          Lawrence A. Jacobs
                                          Secretary

Dated: November 14, 2002


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                                  EXHIBIT INDEX
                                  --------------

        1.1 Underwriting Agreement, dated November 12, 2002, by and among Fox Entertainment Group, Inc., and Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

        5.1         Opinion of Hogan & Hartson L.L.P.

        23.1        Consent of Hogan & Hartson L.L.P. (included in Exhibit 5.1).